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                                                                      EXHIBIT 21
                                                                     Page 1 of 2

                            THE B.F.GOODRICH COMPANY

Parent And Subsidiaries Of Registrant
-------------------------------------

                                                                                              Percentage Of
                                                                      Place Of                Voting Securities
Consolidated Subsidiary Companies                                   Incorporation                   Owned
---------------------------------                                   -------------             ------------------
The B.F.Goodrich Company (Registrant;
  there are no parents of the registrant)                            New York
BFGoodrich Holding S.A.                                              France                            60.82
BFGoodrich Aerospace Asia-Pacific, Limited                           Hong Kong                         51.00
BFGoodrich Aerospace Component
  Overhaul & Repair, Inc.                                            Delaware                         100.00
BFGoodrich Aerospace Pte. Ltd.                                       Singapore                        100.00
B.F.Goodrich Chemical (Far East) Limited                             Hong Kong                        100.00
B.F.Goodrich Chemical Holding B.V.                                   The Netherlands                  100.00
  B.F.Goodrich Realty Europe N.V.                                    Belgium                          100.00
  B.F.Goodrich Chemical (Belgie) N.V.                                Belgium                          100.00
    B.F.Goodrich Europe Coordination Center N.V.                     Belgium                           55.00
  B.F.Goodrich Chemical Sales Company B.V.                           The Netherlands                  100.00
  B.F.Goodrich Europe Coordination Center N.V.                       Belgium                           45.00
  BFGoodrich Holding S.A.                                            France                            39.18
    BFGoodrich Aerospace Services S.A.                               France                           100.00
      Rosemount Aerospace S.A.R.L.                                   France                           100.00
    E.P.P.C. Polyplastic S.A.                                        France                           100.00
  H&P Extrusions B.V.                                                The Netherlands                  100.00
  H&P Mixing B.V.                                                    The Netherlands                  100.00
  JcAir, B.V.                                                        The Netherlands                  100.00
  Tremco AB                                                          Sweden                           100.00
  Tremco, B.V.                                                       The Netherlands                  100.00
B.F.Goodrich Chemical Italia, S.R.L.                                 Italy                            100.00
The B.F.Goodrich Company of Japan, Ltd.                              Japan                            100.00
First Charter Insurance Company                                      Vermont                          100.00
Godfrey Engineering, Inc.                                            Florida                          100.00
Goodrich Canada Inc.                                                 Canada                           100.00
Goodrich Holding Corporation                                         Delaware                         100.00
Goodrich Holding UK Limited                                          England                          100.00
  BFGoodrich Aerospace UK Limited                                    England                          100.00
  B.F.Goodrich Chemical (U.K.) Limited                               England                          100.00
  BFGoodrich Component Services Limited                              England                          100.00
  Rosemount Aerospace Limited                                        England                          100.00
    Rosemount Aerospace GmbH                                         Germany                            2.00
  Simmonds Precision Limited                                         England                          100.00
Goodron Realty, Inc.                                                 Delaware                         100.00
International BFGoodrich Technology Corporation                      Delaware                         100.00
JcAir, Inc.                                                          Kansas                           100.00
Jet Electronics and Technology, Incorporated                         Delaware                         100.00
QSI, Inc.                                                            South Carolina                   100.00
Rosemount Aerospace Inc.                                             Delaware                         100.00

                                                                      EXHIBIT 21
                                                                     Page 2 of 2

                            THE B.F.GOODRICH COMPANY

Parent And Subsidiaries Of Registrant
-------------------------------------

                                                                                                Percentage Of
                                                                      Place Of                Voting Securities
Consolidated Subsidiary Companies                                   Incorporation                   Owned
---------------------------------                                   -------------             ------------------
Rosemount Aerospace Canada Inc.                                      Canada                         100.00
Siltown Realty, Inc.                                                 Alabama                        100.00
Simmonds Precision Products, Inc.                                    New York                       100.00
  Simmonds Precision Engine Systems, Inc.                            New York                        99.94
  Simmonds Precision Motion Controls, Inc.                           New Jersey                     100.00
TRAMCO, INC.                                                         Washington                     100.00
Tremco Incorporated                                                  Ohio                           100.00
  Tremco Limited                                                     Canada                         100.00
     BFGoodrich Aerospace Component Overhaul
         & Repair Ltd.                                               Canada                         100.00
     Tremco Ltd. (U.K.)                                              England                        100.00
         Oy Tremco Ltd. Finland                                      Finland                        100.00
  Tremco Asia Pacific Pty. Limited                                   Australia                      100.00
     Pabco Products Pty. Ltd.                                        Australia                      100.00
     Tremco Pty. Limited                                             Australia                      100.00
     Tremco New Zealand Pty. Ltd.                                    New Zealand                    100.00
  Tremco Autobody Technologies Inc.                                  Ohio                           100.00
  Tremco Far East Limited                                            Hong Kong                      100.00
     Tremco Far East (Malaysia)                                      Malaysia                       100.00
  Tremco GmbH                                                        Germany                        100.00
     B.F.Goodrich Chemical (Deutschland) GmbH                        Germany                        100.00
     Kamia Chemical GmbH                                             Germany                        100.00
     Rosemount Aerospace GmbH                                        Germany                         98.00
  BFGoodrich de Mexico, S.A. de C.V.                                 Mexico                         100.00
  Tremco Service Corporation                                         Delaware                       100.00
  Tremco, S.A. (France)                                              France                         100.00
     Tremco Italia S.R.L.                                            Italy                          100.00
BFGoodrich Capital                                                   Statutory trust                100.00
                                                                       in Delaware

All of the above subsidiaries are included in the 1995 consolidated financial statements.

The Registrant also owns 91.56 percent of DTM Corporation, incorporated in Texas; 50.00 percent of BFGoodrich - Messier, Inc., incorporated in Delaware;
50.00 percent of Messier - BFGoodrich S.A., incorporated in France; 50.00 percent of SIME Tremco Private Ltd., incorporated in Singapore; 49.00 percent of SIME Tremco Sdn. Bhd., incorporated in Malaysia; 50.00 percent of Telenor S.A., incorporated in France. DTM Corporation owns 100.00 percent of DTM GmbH, incorporated in Germany. SIME Tremco Sdn. Bhd. owns 100.00 percent of SIME Tremco Malaysia Sdn. Bhd. and MBP Sdn. Bhd., both of which are incorporated in Malaysia. These companies are accounted for on the equity method.